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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-00232, 33-96400, and 33-96402) of Align-Rite International, Inc. of our reports dated May 28, 1999 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP

Los Angeles, CA
June 28, 1999